UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 2, 2010

McDERMOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Republic of Panama	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

777 N. Eldridge Parkway Houston, Texas		77079
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (281) 870-5901

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 2, 2010, the Board of Directors of McDermott International, Inc. (“MII”) approved the spin-off of MII’s power generation systems and government operations segments through the distribution of shares of The Babcock & Wilcox Company (“B&W”) to holders of MII’s common stock (the “Distribution”).

The Distribution is expected to be completed on July 30, 2010 (the “Distribution Date”) by way of a stock dividend to MII’s stockholders. Following the Distribution, B&W will be a separate, publicly traded company, and MII will not retain any ownership interest in B&W. MII’s stockholders will generally receive one share of B&W common stock for every two shares of MII common stock held at the close of business on July 9, 2010, the record date of the spin-off. Fractional shares of B&W common stock will not be distributed, and any fractional share of B&W common stock otherwise issuable to an MII stockholder will be sold in the open market on such stockholder’s behalf, and such stockholder will receive a cash payment with respect to such fractional share.

In order to effect the Distribution and govern MII’s relationship with B&W after the Distribution, MII entered into a Master Separation Agreement with B&W on July 2, 2010. Among other things, the Master Separation Agreement generally provides that, upon completion of the Distribution, B&W will directly or indirectly hold:

•

all of the assets owned by MII or any of its subsidiaries which are reflected on B&W’s most recent pro forma combined balance sheet set forth in the information statement included in B&W’s registration statement on Form 10, or subsequently-acquired or created assets that would have been reflected on a later-dated balance sheet, and

•

all other assets held by B&W, MII, or any of their respective subsidiaries used primarily in or that primarily relate to B&W’s business on or prior to the Distribution Date, subject to certain exceptions.

In addition, B&W will be subject to

•

all outstanding liabilities reflected on B&W’s most recent pro forma, as adjusted combined balance sheet set forth in the information statement included in B&W’s registration statement on Form 10, or subsequently incurred or accrued liabilities that would have been reflected on a later-dated balance sheet,

•	liabilities to the extent relating to, arising out of or resulting from B&W’s post- Distribution operations, or any assets owned by B&W or its subsidiaries as of or after the Distribution, and

•	liabilities B&W has assumed under the Master Separation Agreement and other ancillary agreements.

MII will continue directly or indirectly to hold all assets and be subject to all liabilities that are not B&W assets or liabilities.

In general, under the Master Separation Agreement, B&W has agreed to indemnify MII and its representatives and affiliates against certain liabilities from third-party claims to the extent relating to, arising out of or resulting from:

•	B&W’s failure to discharge any of its liabilities or any of its agreements;

•	the operation of B&W’s business, whether before or after the Distribution; and

•

any untrue statement or alleged untrue statement of a material fact or material omission or alleged material omission in B&W’s registration statement on Form 10, other than certain information relating to MII.

B&W has also agreed to indemnify MII and its representatives and affiliates against 50% of the amount of liabilities from any third-party claims asserted after the Distribution Date to the extent relating to certain discontinued operations conducted prior to the Distribution Date that are not directly attributable or related to either MII’s offshore oil and gas construction business or B&W’s businesses.

In general, under the Master Separation Agreement, MII has agreed to indemnify B&W and its representatives and affiliates against certain liabilities from third-party claims to the extent relating to, arising out of or resulting from:

•	the failure of MII to discharge any liability of MII or any MII agreement that is not transferred to B&W;

•	the operation of MII’s businesses (other than B&W’s businesses), whether before or after the Distribution; and

•

any untrue statement or alleged untrue statement of a material fact or material omission or alleged material omission in B&W’s registration statement on Form 10, but only for certain information relating to MII.

MII has also agreed to indemnify B&W and its representatives and affiliates against 50% of the amount of liabilities from any third-party claims asserted after the Distribution Date to the extent relating to certain discontinued operations conducted prior to the Distribution Date that are not directly attributable or related to either MII’s offshore oil and gas construction business or B&W’s businesses.

Under the Master Separation Agreement, B&W generally released MII and its affiliates, agents, successors and assigns, and MII generally released B&W and its affiliates, agents, successors and assigns, from any liabilities between B&W or B&W’s subsidiaries on the one hand, and MII or MII’s subsidiaries on the other hand, arising from acts or events occurring on or before the spin-off, including acts or events occurring in connection with the Distribution. The general release does not apply to obligations under the Master Separation Agreement or any ancillary agreement or to specified ongoing contractual arrangements.

In addition to the Master Separation Agreement, MII and B&W entered into other ancillary agreements in connection with the Distribution, including an Employee Matters Agreement, which is filed as Exhibit 10.1 to this Current Report and described under Item 5.02 below.

The foregoing description of the Master Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Master Separation Agreement, which is filed as Exhibit 2.1 to this Current Report and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2010, in connection with the Distribution, each of Messrs. John A. Fees, Robert W. Goldman and Oliver D. Kingsley, Jr. and Admiral Richard W. Mies resigned as a member of the Board of Directors of MII, effective as of the close of business on the Distribution Date. On the same date, the Board of Directors of MII appointed Mr. Stephen M. Johnson as a member of the Board of Directors of MII, effective as of the close of business on the Distribution Date.

Also on July 2, 2010, in connection with the Distribution, Messrs. John A. Fees, Michael S. Taff and Dennis S. Baldwin resigned from their positions as Chief Executive Officer, Senior Vice President and Chief Financial Officer, and Vice President and Chief Accounting Officer, respectively, of MII, effective as of the close of business on the Distribution Date. On the same date, Mr. Johnson was appointed President and Chief Executive Officer of MII, Mr. Perry L. Elders was appointed Senior Vice President and Chief Financial Officer of MII, and Mr. John T. Nesser, III was appointed Executive Vice President and Chief Operating Officer of MII, in each case effective as of the close of business on the Distribution Date. Mr. Elders will also serve as MII’s principal accounting officer.

Mr. Johnson, 58, has been President and Chief Executive Officer of MII’s subsidiary J. Ray McDermott, S.A. (“JRMSA”) since January 2010. Previously, he served as MII’s President and Chief Operating Officer from April 2009 to December 2009, and from 2001 to 2008 as Senior Executive Vice President and Member, Office of the Chairman, at Washington Group International, Inc. (“Washington Group”) and at URS Corporation, which acquired Washington Group in 2007. Prior to joining Washington Group, Mr. Johnson held various management positions within Fluor Corporation, an engineering, procurement, construction and maintenance services company, from 1973 through 2001.

Mr. Elders, 48, has served as Chief Financial Officer of JRMSA since April 2010. Prior to joining JRMSA in April 2010, he served as Executive Vice President and Chief Financial Officer of Bristow Group Inc., a provider of helicopter services to the worldwide offshore energy industry, from February 2006 through April 2009. From June 2005 until February 2006, Mr. Elders was a Director with Sirius Solutions L.L.P., where he provided financial consulting services to public companies, including international oilfield equipment manufacturing and drilling companies. Mr. Elders’ prior experience also includes 20 years’ service with Arthur Andersen LLP and PricewaterhouseCoopers LLP.

Mr. Nesser, 61, has been Executive Vice President and Chief Operating Officer of JRMSA since October 2008. Previously, he served as MII’s Executive Vice President, Chief Administrative and Legal Officer from January 2007 to September 2008; Executive Vice

President and General Counsel from January 2006 to January 2007; Executive Vice President, General Counsel and Corporate Secretary from February 2001 to January 2006; Senior Vice President, General Counsel and Corporate Secretary from January 2000 to February 2001; Vice President and Associate General Counsel from June 1999 to January 2000; and Associate General Counsel from October 1998 to June 1999. Previously, he served as a managing partner of Nesser, King & LeBlanc, a New Orleans law firm, which he co-founded in 1985.

MII and B&W entered into an Employee Matters Agreement on July 2, 2010 that provides for, among other things, certain benefit protections for employees and for the treatment of holders of MII stock options, restricted stock, restricted stock units, deferred stock units and performance shares. The foregoing description of the Employee Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the Employee Matters Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 8.01	Other Events.

The press release announcing the declaration of the Distribution by the Board of Directors of MII and related information is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Master Separation Agreement, dated as of July 2, 2010, between McDermott International, Inc. and The Babcock & Wilcox Company.

10.1	Employee Matters Agreement, dated as of July 2, 2010, among McDermott International, Inc., McDermott Investments LLC, The Babcock & Wilcox Company and Babcock & Wilcox Investment Company.

99.1	Press release issued July 2, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

BY:	/S/ DENNIS S. BALDWIN
Dennis S. Baldwin
Vice President and Chief Accounting Officer

Date: July 2, 2010

EXHIBIT INDEX

No.	Description

2.1	Master Separation Agreement, dated as of July 2, 2010, between McDermott International, Inc. and The Babcock & Wilcox Company.

10.1	Employee Matters Agreement, dated as of July 2, 2010, among McDermott International, Inc., McDermott Investments LLC, The Babcock & Wilcox Company and Babcock & Wilcox Investment Company.

99.1	Press release issued July 2, 2010.